United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 26, 2024

Date of Report (Date of earliest event reported)

ZHUOXUN HONGTU INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55666	47-3413138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1312-13, 14th Floor, Building No. 2, 1 Hangfeng Road, Fengtai District, Beijing, China	100070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-139-4977-8662

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On November 26, 2024, the board of directors of Zhuoxun Hongtu Inc. (the “Company”) authorized the dismissal of WWC, P.C. (“WWC”) and the engagement of GGF CPA LTD (“GGF”) as the new independent registered public accounting firm of the Company, for the audit of the Company for the fiscal year ended September 30, 2024, effective immediately.

The Company’s financial statements for the fiscal years ended September 30, 2020, 2021, 2022 and 2023 (the “Covered Periods”) were audited by WWC. The auditor’s reports on the financial statements for the Covered Periods did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that they have expressed uncertainty about the Company’s ability to continue as a going concern. Other than the foregoing, WWC has not conducted any audit on the Company’s financial statements for any fiscal year, or has issued any audit report since incorporation.

In addition, since WWC’s engagement on July 30, 2021, there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused WWC to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such periods. Also, during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided WWC with a copy of the above disclosures and requested that WWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of WWC’s letter dated November 26, 2024 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On November 26, 2024, the Company engaged GGF as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2024, effective November 26, 2024. During the fiscal years ended September 30, 2023 and 2024, neither the Company nor anyone on its behalf consulted with GGF regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that GGF concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from WWC, P.C. regarding the change in the Registrant’s certifying accountant, dated November 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zhuoxun Hongtu Inc.

Date: November 29, 2024	By:	/s/ Yulong Yi
	Name:	Yulong Yi
	Title:	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Chairman

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